                                                     Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for Fiscal Fourth Quarter and Fiscal Year Ended June 30, 2025

SUNNYVALE, California, August 6, 2025 (BUSINESS WIRE) - Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL), today reported financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2025.

The results for the fiscal fourth quarter ended June 30, 2025 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024
Revenue	$176.5	$164.6	$161.3
Gross Margin	23.4%	21.4%	25.7%
Operating Loss	$(11.6)	$(10.7)	$(1.5)
Net Loss	$(77.1)	$(10.8)	$(2.7)
Net Loss Per Share - Diluted	$(2.58)	$(0.37)	$(0.09)

Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2025	March 31, 2025	June 30, 2024
Revenue	$176.5	$164.6	$161.3
Non-GAAP Gross Margin	24.4%	22.5%	26.4%
Non-GAAP Operating Income (Loss)	$2.3	$(2.7)	$3.2
Non-GAAP Net Income (Loss)	$0.7	$(2.9)	$2.6
Non-GAAP Net Income (Loss) Per Share - Diluted	$0.02	$(0.10)	$0.09

The non-GAAP financial measures in the schedule above and under the section "Financial Results for Fiscal Q4 Ended June 30, 2025" below exclude the effect of share-based compensation expenses, amortization of purchased intangible, settlement and legal costs related to government investigation, equity method investment loss (income) from equity investee, and income tax effect of non-GAAP adjustments in each of the periods presented, as well as gain on change of equity interest in the equity method investment for the three months ended March 31, 2025, and impairment of the equity method investment and impairment of long-lived assets for the three months ended June 30, 2025. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

The results for the fiscal year ended June 30, 2025 and 2024 were as follows:

GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2025	2024
Revenue	$696.2	$657.3
Gross Margin	23.1%	26.2%
Operating Loss	$(28.4)	$(3.8)
Net Loss	$(97.0)	$(11.1)
Net Loss Per Share - Diluted	$(3.30)	$(0.39)

Non-GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2025	2024
Revenue	$696.2	$657.3
Non-GAAP Gross Margin	24.2%	27.2%
Non-GAAP Operating Income	$10.4	$21.7
Non-GAAP Net Income	$7.0	$18.5
Non-GAAP Net Income Per Share - Diluted	$0.22	$0.62

The non-GAAP financial measures in the schedule above exclude the effect of share-based compensation expenses, amortization of purchased intangible, settlement and legal costs related to government investigation, equity method investment loss from equity investee, and income tax effect of non-GAAP adjustments for fiscal years ended June 30, 2025 and 2024, as well as gain on change of equity interest in the equity method investment, impairment of the equity method investment, and impairment of long-lived assets for the fiscal year ended June 30, 2025. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

Financial Results for Fiscal Q4 Ended June 30, 2025
•Revenue was $176.5 million, an increase of 9.4% from the same quarter last year and an increase of 7.2% quarter-over-quarter.
•GAAP gross margin was 23.4%, down from 25.7% year-over-year and up from 21.4% in the prior quarter.
•Non-GAAP gross margin was 24.4%, down from 26.4% from the same quarter last year and up from 22.5% in the prior quarter.
•GAAP operating expenses were $52.9 million, up from $45.8 million in the prior quarter and up from $42.9 million from the same quarter last year.
•Non-GAAP operating expenses were $40.9 million, up from $39.7 million from last quarter and up from $39.3 million from the same quarter last year.
•GAAP operating loss was $11.6 million, up from $1.5 million from the same quarter last year and up from $10.7 million in the prior quarter.
•Non-GAAP operating income was $2.3 million as compared to $3.2 million for the same quarter last year and an operating loss of $2.7 million from last quarter.
•GAAP net loss per share was $2.58, compared to $0.37 for the prior quarter and $0.09 per share for the same quarter last year.
•Non-GAAP earnings per share was $0.02, compared to $0.10 net loss per share for the prior quarter and $0.09 net earnings per share for the same quarter last year.

•Consolidated cash flow used in operating activities was $2.8 million, as compared to $7.4 million of consolidated cash flow provided by operating activities in prior quarter.
•The Company closed the quarter with $153.1 million of cash and cash equivalents.

AOS Chief Executive Officer Stephen Chang commented, “Our fiscal Q4 results came in at the high-end of our guidance, led by strength in Computing as A.I. and graphics revenue reached record levels, alongside PC-related pull-ins as a result of tariff uncertainties, as well as continued momentum in wearables. These results underscore our ability to execute in a dynamic environment and demonstrate the growing impact of our total solutions strategy across high-performance applications.”

Mr. Chang concluded, “Looking into the September quarter, we anticipate continued growth led by seasonal strength in Communications and steady demand in PCs and wearables. While macroeconomic and geopolitical uncertainties remain, our differentiated technology, broadening product portfolio, and deepening customer relationships position AOS well to deliver long-term growth through increased market share and BOM content across an expanding range of applications and end markets.”

Business Outlook for Fiscal Q1 Ending September 30, 2025

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

•Revenue is expected to be $183 million plus or minus $10 million.
•GAAP gross margin is expected to be 23.8% plus or minus 1%. Non-GAAP gross margin is expected to be 24.4% plus or minus 1%.
•GAAP operating expenses are expected to be in the range of $47.5 million, plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $41.0 million plus or minus $1 million.
•Interest income is expected to be $0.5 million higher than interest expense, and
•Tax expense is expected to be in the range of $1.0 million to $1.3 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2025 today, August 6, 2025 at 2:00 p.m. PT / 5:00 p.m. ET. To listen to the live conference call, please dial +1 (844) 200-6205 or +1 (929) 526-1599 if dialing from outside the United States and Canada. The access code is 992322. A live webcast of the call will also be available in the "Events & Presentations" section of the Company's investor relations website, http://investor.aosmd.com. The webcast replay will be available for seven days after the live call on the same website. In addition, a copy of the script of management's prepared remarks and a live webcast of the call will also be available in the "Events & Presentations" section of the Company's investor relations website, http://investor.aosmd.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, market trends in the semiconductor industry and growth in calendar year 2025, our ability to outperform market, seasonality of our business, our ability to sustain growth and expand our end markets, macro and geopolitical uncertainties, our projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, income tax expenses, our ability to grow our sales, market share and BOM content, and other information under the section entitled “Business Outlook for Fiscal Q1 Ending September 30, 2025.” Forward- looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the state of semiconductor industry and seasonality of our markets; decline of PC markets; our lack of control over the joint venture in China; difficulties and challenges in executing our diversification strategy into different market segments; ordering pattern from distributors and seasonality; changes in regulatory environment, including tariff and trade policies; our ability to introduce or develop new and enhanced products that achieve market acceptance; government policies on our business operations in China; the actual product performance in volume production; the quality and reliability of our product, our ability to achieve design wins; the general business and economic conditions; our ability to maintain factory utilization at a desirable level; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 to be filed by AOS with the SEC and other periodic reports we filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating expenses, operating income (loss), net income (loss), diluted earnings per share (“EPS”) and EBITDAS. These supplemental measures exclude, among other items, share-based compensation expenses, legal and professional fees related to government investigation, amortization of purchased intangible, impairment of long-lived assets, gain on change of the equity interest in the JV Company, impairment on equity investment, income tax effect of non-GAAP adjustments and equity method investment loss (income) from equity investee. We also disclose certain non-GAAP financial measures in our financial guidance for the next quarter, including non-GAAP gross margin and non-GAAP operating expenses. We believe that these historical and forward-looking non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. In addition, we included the amount of income tax effect of non-GAAP adjustments in the non-GAAP net income (loss) reconciliation table for all periods presented as management believes that such non-GAAP presentation provides useful information to investors, even though the amounts are not significant. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer, and global supplier of a broad range of discrete power devices, wide bandgap power devices, power management ICs, and modules, including a wide portfolio of Power MOSFET, SiC, IGBT, IPM, TVS, HV Gate Drivers, Power IC, and Digital Power products. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high-performance power management solutions. AOS’ portfolio of products targets high-volume applications, including personal computers, graphics cards, data centers, AI servers, smartphones, consumer and industrial motor controls, TVs, lighting, automotive electronics, and power supply units for various equipment. For more information, please visit www.aosmd.com.

The following unaudited consolidated financial statements are prepared in accordance with U.S. GAAP.

Investor and media inquiries:

The Blueshirt Group
Gary Dvorchak, CFA
In US +1 323 240 5796
In China +86 (138) 1079-1480
gary@blueshirtgroup.co

Steven Pelayo
The Blueshirt Group
steven@blueshirtgroup.co
+1 (360) 808-5154

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024

Revenue	$176,484	$164,635	$161,296	$696,162	$657,274
Cost of goods sold	135,194	129,458	119,859	535,158	485,356
Gross profit	41,290	35,177	41,437	161,004	171,918
Gross margin	23.4%	21.4%	25.7%	23.1%	26.2%

Operating expenses:
Research and development	24,421	23,398	21,813	94,265	89,940
Selling, general and administrative	28,487	22,437	21,123	95,175	85,734
Total operating expenses	52,908	45,835	42,936	189,440	175,674
Operating loss	(11,618)	(10,658)	(1,499)	(28,436)	(3,756)

Other income (loss), net	(952)	(65)	65	(1,004)	(73)
Interest income	956	927	1,295	4,283	5,168
Interest expenses	(530)	(596)	(883)	(2,639)	(3,982)
Gain on change of equity interest in equity method investment	—	505	—	505	—
Impairment of equity method investment	(76,784)	—	—	(76,784)	—
Net loss before income tax expense (benefit) and income (loss) from equity method investment	(88,928)	(9,887)	(1,022)	(104,075)	(2,643)

Income tax expense (benefit)	(11,567)	660	1,006	(8,625)	3,649
Net loss before income (loss) from equity method investment	(77,361)	(10,547)	(2,028)	(95,450)	(6,292)
Equity method investment income (loss) from equity investee	302	(260)	(704)	(1,526)	(4,789)
Net loss	$(77,059)	$(10,807)	$(2,732)	$(96,976)	$(11,081)

Net loss per common share
Basic	$(2.58)	$(0.37)	$(0.09)	$(3.30)	$(0.39)
Diluted	$(2.58)	$(0.37)	$(0.09)	$(3.30)	$(0.39)

Weighted average number of common shares used to compute net loss per share:
Basic	29,924	29,530	28,879	29,405	28,236
Diluted	29,924	29,530	28,879	29,405	28,236

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	June 30, 2025	June 30, 2024
ASSETS
Current assets:
Cash and cash equivalents	$153,079	$175,127
Restricted cash	419	413
Accounts receivable, net	34,772	12,546
Inventories	189,677	195,750
Other current assets	16,604	14,165
Total current assets	394,551	398,001
Property, plant and equipment, net	314,097	336,619
Operating lease right-of-use assets, net	21,288	25,050
Intangible assets, net	269	3,516
Equity method investment	279,122	356,039
Deferred income tax assets	599	549
Other long-term assets	22,766	25,239
Total assets	$1,032,692	$1,145,013
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$60,044	$45,084
Accrued liabilities	57,416	72,371
Payable related to equity investee, net	15,809	13,682
Income taxes payable	1,790	2,798
Short-term debt	11,852	11,635
Deferred revenue	—	2,591
Finance lease liabilities	1,007	935
Operating lease liabilities	4,978	5,137
Total current liabilities	152,896	154,233
Long-term debt	14,872	26,724
Income taxes payable - long-term	4,201	3,591
Deferred income tax liabilities	13,192	26,416
Finance lease liabilities - long-term	1,274	2,282
Operating lease liabilities - long-term	16,925	20,499
Other long-term liabilities	7,000	19,661
Total liabilities	210,360	253,406
Commitments and contingencies
Shareholders' Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; issued and outstanding: none at June 30, 2025 and 2024	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares; issued and outstanding: 37,127 shares and 30,009 shares, respectively at June 30, 2025 and 36,107 shares and 28,969 shares, respectively at June 30, 2024	74	72
Treasury shares at cost; 7,118 shares at June 30, 2025 and 7,138 shares at June 30, 2024	(79,058)	(79,213)
Additional paid-in capital	379,779	353,109
Accumulated other comprehensive loss	(12,390)	(13,419)
Retained earnings	533,927	631,058
Total shareholders' equity	822,332	891,607
Total liabilities and shareholders' equity	$1,032,692	$1,145,013

Alpha and Omega Semiconductor Limited
Selected Cash Flow Information
(in thousands)
(unaudited)

	Fiscal Year Ended June 30,
	2025	2024
Net cash provided by operating activities	$29,668	$25,710
Net cash used in investing activities	(36,441)	(35,744)
Net cash used in financing activities	(15,496)	(9,903)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	227	(126)
Net decrease in cash, cash equivalents and restricted cash	(22,042)	(20,063)
Cash, cash equivalents and restricted cash at beginning of year	175,540	195,603
Cash, cash equivalents and restricted cash at end of year	$153,498	$175,540

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024

GAAP gross profit	$41,290	$35,177	$41,437	$161,004	$171,918
Share-based compensation	1,039	1,047	294	4,224	3,434
Amortization of purchased intangible	811	812	812	3,247	3,247
Non-GAAP gross profit	$43,140	$37,036	$42,543	$168,475	$178,599
Non-GAAP gross margin as a % of revenue	24.4%	22.5%	26.4%	24.2%	27.2%

GAAP operating expense	$52,908	$45,835	$42,936	$189,440	$175,674
Share-based compensation	6,542	6,089	3,273	25,345	18,207
Settlement and legal costs related to government investigation	4,461	54	352	4,977	524
Impairment of long-lived assets	1,045	—	—	1,045	—
Non-GAAP operating expense	$40,860	$39,692	$39,311	$158,073	$156,943

GAAP operating loss	$(11,618)	$(10,658)	$(1,499)	$(28,436)	$(3,756)
Share-based compensation	7,581	7,136	3,567	29,569	21,641
Amortization of purchased intangible	811	812	812	3,247	3,247
Settlement and legal costs related to government investigation	4,461	54	352	4,977	524
Impairment of long-lived assets	1,045	—	—	1,045	—
Non-GAAP operating income (loss)	$2,280	$(2,656)	$3,232	$10,402	$21,656
Non-GAAP operating margin as a % of revenue	1.3%	(1.6)%	2.0%	1.5%	3.3%

GAAP net loss	$(77,059)	$(10,807)	$(2,732)	$(96,976)	$(11,081)
Share-based compensation	7,581	7,136	3,567	29,569	21,641
Amortization of purchased intangible	811	812	812	3,247	3,247
Gain on change of equity interest in equity method investment	—	(505)	—	(505)	—
Equity method investment loss (gain) from equity investee	(302)	260	704	1,526	4,789
Settlement and legal costs related to government investigation	4,461	54	352	4,977	524
Impairment of equity method investment	76,784	—	—	76,784	—
Impairment of long-lived assets	1,045	—	—	1,045	—
Income tax effect of non-GAAP adjustments	(12,584)	148	(78)	(12,670)	(627)
Non-GAAP net income (loss)	$737	$(2,902)	$2,625	$6,997	$18,493
Non-GAAP net margin as a % of revenue	0.4%	(1.8)%	1.6%	1.0%	2.8%

GAAP net loss	$(77,059)	$(10,807)	$(2,732)	$(96,976)	$(11,081)
Share-based compensation	7,581	7,136	3,567	29,569	21,641
Amortization and depreciation	15,447	18,259	13,908	62,396	53,757
Equity method investment loss (gain) from equity investee	(302)	260	704	1,526	4,789
Impairment of equity method investment	76,784	—	—	76,784	—
Interest income	(956)	(927)	(1,295)	(4,283)	(5,168)
Interest expense	530	596	883	2,639	3,982
Income tax expense (benefit)	(11,567)	660	1,006	(8,625)	3,649
EBITDAS	$10,458	$15,177	$16,041	$63,030	$71,569

GAAP diluted net loss per share	$(2.49)	$(0.37)	$(0.09)	$(3.10)	$(0.37)

Share-based compensation	0.25	0.24	0.12	0.95	0.72
Amortization of purchased intangible	0.03	0.03	0.03	0.10	0.11
Gain on change of equity interest in equity method investment	—	(0.02)	—	(0.02)	—
Equity method investment loss (gain) from equity investee	(0.01)	0.01	0.02	0.05	0.16
Settlement and legal costs related to government investigation	0.14	0.00	0.01	0.16	0.02
Impairment of equity method investment	2.48	—	—	2.46	—
Impairment of long-lived assets	0.03	—	—	0.03	—
Income tax effect of non-GAAP adjustments	(0.41)	0.01	(0.00)	(0.41)	(0.02)
Non-GAAP diluted net income (loss) per share	$0.02	$(0.10)	$0.09	$0.22	$0.62

Weighted average number of common shares used to compute GAAP diluted net income (loss) per share	29,924	29,530	28,879	29,405	28,236
Weighted average number of common shares used to compute Non-GAAP diluted net income (loss) per share	31,009	29,530	30,463	31,239	30,052

Alpha and Omega Semiconductor Limited
Reconciliation of GAAP to Non-GAAP Outlook
For Fiscal Q1 Ending September 30, 2025
(in millions, except percentages)

GAAP gross margin	23.8%
Estimated impact of share-based compensation expense	0.6%
Non-GAAP gross margin	24.4%

GAAP operating expenses	$47.5
Estimated stock-based compensation expense	(6.5)
Non-GAAP operating expenses	$41.0